EXHIBIT 2.3

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{UR. Nr. {•}/2007}

NOTARIAL DEED

Negotiated at Frankfurt am Main this 20th (twentieth) day of November, 2007 (two thousand and seven).

Before me, the undersigned Notary Public

Dr. Gerhard Pilger

at Frankfurt am Main today appeared:

1.	Dr. Alexander Veith, born [ * ], German citizen, with business address at Shearman & Sterling LLP, Oberanger 28, 80331 Munich, Germany, identified by his identity card no. [ * ], here not acting in his own name but as representative in the name and on behalf of

Exelixis, Inc., 210 East Grand Avenue, South San Francisco, CA 94083, USA, (hereinafter referred to as “Seller”)

by virtue of certified power of attorney dated November 15, 2007, the original of which was presented to the Notary Public and will be attached to this Notarial Deed.

2.	Mr. Oliver Passavant, born [ * ], German citizen, with business address at Jones Day, Grüneburgweg 102, 60323 Frankfurt am Main, Germany, known by person, here not acting in his own name but as representative in the name and on behalf of

Taconic Farms, Inc., One Hudson City Centre, Hudson, NY 12534, USA, (hereinafter referred to as “Purchaser”)

by virtue of certified power of attorney dated November 16, 2007, the original of which was presented to the Notary Public and will be attached to this Notarial Deed.

The Notary Public informed the persons appeared on the contents of Sec. 3 (1) no. (7) of the German Notarization Act. The Notary Public explained and the parties to this Notarial Deed confirmed that neither the Notary Public nor any of his partners or other persons associated with him within the meaning of said provision have been involved as legal advisors in the matter at hand.

The persons appeared requested this Notarial Deed including Annexes to be notarized in the English language. The Notary Public who is in sufficient command of the English language ascertained that also the persons appeared are in sufficient command of the English language. After having been advised by the Notary Public, the persons appeared waived their right to obtain the assistance of a sworn interpreter and to obtain a certified translation of this Notarial Deed including its Annexes.

The persons appeared, acting as stated above, requested the notarization of the following:

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SHARE SALE AND TRANSFER AGREEMENT

PREAMBLE

1.	WHEREAS Artemis Pharmaceuticals GmbH (hereinafter referred to as “Artemis”), is a German company with limited liability registered with the commercial register of the local court of Cologne under HRB 29566.

2.	WHEREAS Artemis is engaged in the research, development and commercialization of genetically engineered ES cells and genetically engineered mouse models as genetic model systems for use at various stages of the drug discovery process or academic research.

3.	WHEREAS Artemis has a fully paid-in registered share capital in the aggregate amount of DEM 787,400, divided into 17 shares, which are held as follows:

(a)	Artemis holds 16 shares with a total par value of DEM 154,400;

(b)	the Seller holds one share with a par value of DEM 633,000 (hereinafter referred to as “Exelixis Share”).

4.	WHEREAS, the Seller has granted to Artemis certain Shareholder Loans (as defined in Part I Section 1 below).

5.	WHEREAS the Seller is interested in selling the Sold Share (as defined in Part I Section 1 below) and its rights and claims under the Shareholder Loans to the Purchaser as described in more detail in this Agreement and whereas the Purchaser is interested in acquiring the Sold Share and the Seller’s rights and claims under the Shareholder Loans in this form.

NOW THEREFORE, the Seller and the Purchaser (hereinafter individually referred to as a “Party” and collectively as “Parties”) agree as follows:

I.

Sale and Transfer of Sold Share and

Rights and Claims under Shareholder Loans

1.	The Seller hereby divides the Exelixis Share in two shares, one with a nominal amount of DEM 507,000 (hereinafter referred to as “Sold Share”) and one with a

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nominal amount of DEM 126,000, and hereby sells and, subject to the satisfaction of all conditions precedent set forth in Section 2 below, transfers to the Purchaser, who accepts such sale and transfer, (i) the Sold Share with the right to all dividends not distributed as of the date hereof (hereinafter referred to as “Closing Date”), and all subscription and other rights pertaining to the Sold Share, and (ii) all rights and claims against Artemis under a loan agreement dated December 18, 2003, with an outstanding principal amount as of the Closing Date of [ * ] and under a loan agreement dated September 24, 2004, with an outstanding principal amount as of the Closing Date of [ * ] (hereinafter collectively referred to as “Shareholder Loans”), including all outstanding principal and any accrued but unpaid interest thereon at the Closing Date. Copies of the Shareholder Loans are attached hereto as Annex I.1.

2.	The transfer of the Sold Share and the rights and claims against Artemis under the Shareholder Loans pursuant to Section 1 above is subject to the satisfaction of the following conditions precedent:

(a)	Purchaser has provided to Artemis a comfort letter acceptable for purposes of replacing the comfort letter issued by the Seller to Artemis on September 6, 2007; and

(b)	receipt by the Seller of the Preliminary Purchase Price (as defined in Part II Section 1 below) pursuant to Part II Section 1 below.

3.	A copy of the approval of the sale and transfer of the Sold Share by Artemis is attached hereto as Annex I.3.

II.

Preliminary Purchase Price, Purchase Price Adjustment

1.	The entire consideration for the sale and transfer of the Sold Share, the rights and claims against Artemis under the Shareholder Loans, and for all other obligations and liabilities assumed by the Seller in this Agreement shall be calculated as follows:

(a)	On the Closing Date, the sum of:

(i)	USD [ * ] (in words: US Dollars [ * ]), plus

(ii)	USD [ * ] (in words: US Dollars [ * ]), which amount equals 80.1% of the Preliminary Cash (as defined in Annex II.1), minus

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(iii)	USD [ * ] (in words: US Dollars [ * ]), which amount equals 80.1% of the Preliminary Financial Debt (as defined in Annex II.1)

(taken together, the “Preliminary Purchase Price”).

(b)	Following the Closing Date, the Preliminary Purchase Price

(i)	plus or minus, as the case may be, 80.1% of the amount by which the Closing Cash (as defined in Annex II.1) is greater than or less than the Preliminary Cash;

(ii)	plus or minus, as the case may be, 80.1% of the amount by which the Closing Financial Debt (as defined in Annex II.1) is less than or greater than the Preliminary Financial Debt; and

(iii)	plus or minus, as the case may be, 80.1% of the amount by which the Net Working Capital (as defined in Annex II.1) as of the Closing Date is greater or less than [ * ].

The amount consisting of the positive or negative amount of (b)(i) plus or minus, as the case may be, (b)(ii) and plus or minus, as the case may be, (b)(iii) shall be the “Adjustment Amount”, and the amount consisting of the Preliminary Purchase Price plus or minus, as the case may be, the Adjustment Amount shall be the “Purchase Price”.

For purposes of determining the Adjustment Amount any Euro amounts shall be converted into US Dollar amounts by applying [ * ] as exchange rate.

2.	The Adjustment Amount shall be finally determined on the basis of the balance sheet of the financial statements of Artemis as of the Closing Date (hereinafter referred to as “Closing Balance Sheet”).

(a)	Purchaser shall cause Artemis to prepare the Closing Balance Sheet in full compliance with accounting principles generally applied in Germany (hereinafter referred to as “German GAAP”), and in accordance with Sections 264 et seq. of the German Commercial Code, the statutory provisions of German law regarding bookkeeping and accounting, as soon as reasonably possible after the Closing Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)	Purchaser shall submit to Seller not later than 90 days after the Closing Date the Closing Balance Sheet together with the calculation of the Adjustment Amount and a list of any accounts receivable which are more than 120 days past the invoice date as of the Closing Date and which are therefore considered uncollectible and reduce the Net Working Capital as of the Closing Date. Seller shall have the right to review the Closing Balance Sheet and the calculation of the Adjustment Amount and/or to have the Closing Balance Sheet and the calculation of the Adjustment Amount reviewed by auditors of Seller’s own choice at Seller’s own expenses within 30 days following the receipt of the Closing Balance Sheet and the calculation of the Adjustment Amount (hereinafter referred to as “Review Period”). For such purposes Purchaser shall cause Artemis to grant the Seller’s auditors the rights set forth in Section 320 para. 1 sentence 2, para. 2 sentence 1 and 3 of the German Commercial Code during the usual business hours.

(c)	If Seller does not submit any objections to the Closing Balance Sheet or the calculation of the Adjustment Amount in writing to Purchaser within 30 days following the expiration of the Review Period, the Closing Balance Sheet and Purchaser’s calculation of the Adjustment Amount shall be deemed final and binding upon the Parties.

(d)	To the extent Seller objects in writing to the Closing Balance Sheet or the calculation of the Adjustment Amount within 30 days following the expiration of the Review Period and Seller and Purchaser cannot reach an agreement on the objections within a period of one month following the receipt of the objections by Purchaser, Seller and Purchaser shall be entitled to submit the Closing Balance Sheet, the calculation of the Adjustment Amount and the objections to an auditor (hereinafter referred to as “Expert”) to be appointed by the German Institution of Auditors (Institut der Wirtschaftsprüfer in Deutschland e.V. (IDW)) on request of Seller or Purchaser. The Expert shall act as arbitration expert (Schiedsgutachter) and shall make a decision on the objections on the basis of the statutory provisions of German law regarding bookkeeping and accounting within one month. Such decision shall be final and binding upon the Parties. The Closing Balance Sheet and the calculation of the Adjustment Amount shall be deemed final and binding upon the Parties, once Seller and Purchaser have reached an agreement on the objections or once the Expert has made a final and binding decision on the objections.

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(e)	The costs and fees of the Expert shall be born by the Parties in accordance with the principles set forth in der Sections 91 et seq. of the German Code of Civil Procedure (ZPO).

3.	The Preliminary Purchase Price shall be due and payable by wire transfer on the Closing Date to Seller’s bank account at [ * ].

4.	The Adjustment Amount shall be due and payable [ * ] bank working days (in San Francisco, California and Hudson, New York) after the Closing Balance Sheet and the calculation of the Adjustment Amount have become final and binding upon the Parties and shall be paid (i) in case it is a positive amount to Seller’s bank account set forth in Section 3 above and (ii) in case it is a negative amount to an account designated by Purchaser. To the extent any accounts receivable excluded from the calculation of the Net Working Capital (because they are more than [ * ] past the invoice date as of the Closing Date) are subsequently paid to Artemis, an amount equaling such account receivable shall be paid by Purchaser to Seller’s bank account set forth in Section 3 above within [ * ] business days following the receipt of the respective account receivable by Artemis. For purposes of converting any Euro amounts into US Dollar amounts, the exchange rate set forth in Section 1 above shall apply. Purchaser shall cause Artemis to use commercially reasonable efforts to collect such receivables; provided, however, neither Purchaser nor Artemis shall be obligated to institute a collection action.

5.	Any failure by either Party to make any payment pursuant to this Part II when due shall result in such Party’s immediate default (Verzug), without any notice by the other Party being required.

III.

Covenants, Indemnifications

Except as expressly set forth in Annex III hereto, with the satisfaction of all conditions precedent set forth in Part I Section 2 above, all legal relations between the Seller and Artemis and all rights and claims of the Seller against Artemis shall terminate.

The Seller undertakes to cause that the same applies to all legal relations between companies other than Artemis, which are directly or indirectly controlled by the Seller (hereinafter referred to as “Controlled Companies”) on the one hand and Artemis on the other hand and to all rights and claims of Controlled Companies against Artemis and will, if necessary, hold Artemis fully harmless in good time.

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IV.

Seller’s Guarantees

Based on and subject to the restrictions set forth in Part V below the Seller herewith represents to the Purchaser by way of independent guarantees (hereinafter referred to as “Independent Guarantees”), that the following statements are, to the extent not otherwise provided for hereinafter, correct on the Closing Date:

1. (a)	The Seller has the corporate power and authority under its amended and restated certificate of incorporation and any other charter documents and applicable laws to enter into and perform its obligations under this Agreement. The Seller has taken all corporate actions necessary in order to execute this Agreement and consummate the transaction contemplated hereby.

(b)	The execution and consummation of this Agreement by the Seller does not and will not result, except on account of facts or circumstances concerning the Purchaser and/or its affiliates, in a material violation of or material default under any material law, any administrative act or any court decision in effect as of the Closing Date having applicability to the Seller.

2. (a)	Artemis is a German limited liability company duly organized and validly existing under German law and has been in continuous existence and operation since its incorporation.

(b)	The statements in Sections 1 to 3 of the Preamble to this Agreement with respect to Artemis and the participations of the Seller therein are true and correct on the Closing Date.

The Sold Share is on the Closing Date fully paid-in, non-assessable and free of secondary rights or other obligations and restrictions.

(c)	Persons and companies other than Artemis and the Seller do not hold any direct or indirect participation of any type whatsoever in Artemis on the Closing Date and there are no claims for the granting of such rights.

(d)	On the Closing Date, the Sold Share is owned by the Seller free and clear of any rights of third parties, including without limitation any claims, liens, pledges, charges, encumbrances, mortgages, security interests, options, rights of first refusal or restrictions on transfer (hereinafter collectively referred to as “Encumbrances”). After giving effect to the transaction contemplated by this Agreement, on the Closing Date, the Purchaser shall receive and have title to the Sold Share free and clear of any Encumbrances created by the Seller or Artemis.

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(e)	Except for treasury shares and shares held in Exelixis, Artemis does not hold any shares or partnership interest in any other company, except temporary investments in the ordinary course of business. Artemis is not a party to any agreement within the meaning of Sec. 291 of the German Stock Corporation Act (Aktiengesetz – AktG), whereby it agrees to share any revenue or profit with any other person.

(f)	Artemis has the corporate power and authority to conduct its business as conducted at the Closing Date.

(g)	Prior to the Closing Date, Artemis has not paid any dividends, be it by payments in cash or in kind on any legal basis whatsoever to the Seller or the Controlled Companies.

(h)	Artemis is not subject to any obligations vis-à-vis brokers or finders in connection with the transactions contemplated by this Agreement.

3. (a)	Except for the agreements, resolutions and promises set forth in Annex IV.3(a) hereto and for other agreements, resolutions and promises explicitly set forth in this Agreement and its Annexes, there are no agreements, resolutions or promises concerning (i) the corporate relations between the Seller or the Controlled Companies on the one hand and Artemis on the other hand or (ii) the appointment of members of any of the boards of Artemis nor are there any obligations to enter into such agreements, resolutions or promises.

(b)	Annex IV.3(b) hereto contains a complete and correct list of all managing directors, Prokurists and comparable members of the management of Artemis and of all members of supervisory boards, advisory boards and comparable boards of Artemis, if any. There are no outstanding general powers of attorney executed by or on behalf of Artemis in favor of any person or party.

4. (a)

Except as set forth in Annex IV.4(a) hereto, Artemis has full, unrestricted and unencumbered title to, and possession of, all material tangible and intangible assets, which serve its business in its current scope except for those assets

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which are leased or licensed from persons and companies other than the Seller or the Controlled Companies in the ordinary course of business on normal market terms or which are still subject to usual reservations of title by suppliers pending payment (Eigentumsvorbehalt). All assets of Artemis are located at its premises in Cologne, Germany.

(b)	Artemis does not have branches or divisions outside of its principal place of business.

5. (a)	The audited financial statements of Artemis as of December 31, 2006 (hereinafter referred to as “Artemis Financial Statements 2006”) and the unaudited interim financial statements of Artemis as of September 30, 2007 (hereinafter referred to as “2007 Interim Financial Statements”) were prepared in all material respects in accordance with German GAAP, except as set forth in Annex IV.5(a) hereto.

(b)	Except as set forth in Annex IV.5(b) hereto, these principles have been applied consistently and without change as in the preceding year.

(c)	All risks, devaluations and losses ascertainable at the time of the preparation of the Artemis Financial Statements 2006 have been duly provided for by sufficient depreciations, changes of evaluation or reserves.

(d)	The Artemis Financial Statements 2006 present, pursuant to Sections 264 (2) of the German Commercial Code (HGB), correctly the asset, financial and profit situation of Artemis for the business year ending on December 31, 2006.

(e)	Copies of the Artemis Financial Statements 2006 and the 2007 Interim Financial Statements are attached hereto as Annex IV.5(e).

6.	Since January 1, 2007, (i) the business of Artemis has only been conducted in the ordinary course consistent with past practice and (ii) all salary and wage increases granted by Artemis were within the normal scope.

7.	All material movable assets of Artemis are in serviceable condition and free of any material defects, normal wear and tear excepted.

8.	Except as set forth in Annex IV.8 hereto, Artemis (i) is not a party to, or, to the Seller’s knowledge, threatened by, any litigation, administrative proceedings or investigations and (ii) is not subject to any judgment, decree or settlement in any legal or administrative proceedings, which materially restricts or impairs it in the operation of its business, in the acquisition or disposition of assets or in competition.

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9.	Except for the contracts, agreements and promises listed in Annex IV.9 hereto (hereinafter referred to as “Material Contracts”), Artemis is not subject to any contract, agreement or promise of the type set forth in Annex IV.9 hereto, except for contracts, agreements or promises of such type entered into with the Purchaser.

The Seller has caused to be provided to the Purchaser true and correct copies of all of the Material Contracts to the Purchaser. The Material Contracts are valid and enforceable against the parties thereto and neither Artemis nor, to the Seller’s knowledge, the respective other party has breached, or is in default under, any of the Material Contracts to any material degree.

To Seller’s knowledge, and except as set forth in Annex IV.9 hereto, the execution and consummation of this Agreement will not result in any breach, automatic change or termination of any Material Contract or to a right of the other contractual party to change or terminate any Material Contract, in any repayment of any grants or comparable benefits of any kind whatsoever granted to Artemis, in the acceleration of any material obligation or liability of Artemis or in the reduction or termination of any supply or delivery relations between Artemis and its suppliers and customers.

10. (a)	Artemis is not bound by any written (i) shop agreements (Betriebsvereinbarungen), (ii) collective bargaining agreements (Tarifverträge) or (iii) any other collective agreements (Kollektivvereinbarungen).

(b)	Artemis is not involved in any disputes with trade unions, corporate bodies representing any of its employees, or any of its current or former employees and has not been involved in such disputes within the period of 12 months prior to the Closing Date.

(c)	Artemis has maintained records regarding employment contracts of each of its employees and the termination of employment contracts.

(d)	Artemis has not entered into collective agreements (Kollektivvereinbarungen) with its employees, which provide for payments to be made by Artemis in connection with the termination of employment contracts.

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(e)	The execution and consummation of this Agreement will not result in any automatic change or termination of any employment or director service agreement entered into by Artemis, in a right of the other party to change or terminate such employment or director service agreement, or any payment obligation of Artemis towards its employees or managing directors.

(f)	All salaries of the current and former employees of Artemis for the period prior to the Closing Date have been paid in the ordinary course of business by Artemis in accordance with its customary payroll practices, and to the extent paid subsequent to January 1, 2007 and on or before September 30, 2007, are properly reflected in the 2007 Interim Financial Statements.

(g)	Except as set forth on Annex IV.10(g) hereto, Artemis is not, directly or indirectly, party or subject to any funded or unfunded pension plan or similar commitment. Neither of the agreements listed in Annex IV.10(g) requires any funding by Artemis other than by sacrificed compensation (Gehaltsumwandlung).

11.	Annex IV.11(a) hereto contains a complete and correct list of all registrations for patents, utility models (Gebrauchsmuster), registered designs (Geschmacksmuster), trademarks (Warenzeichen), and domain names, and all respective applications with respect to such rights, owned by Artemis (hereinafter referred to as “Owned IP Rights”). Artemis maintains all Owned IP Rights, in particular, all registration fees due have been fully paid. Annex IV.11(b) hereto contains a complete and correct list of all agreements relating to patents, patent utility models, registered designs, trademarks and domain names, licensed to Artemis, except for those agreement to which the Purchaser is a party (hereinafter referred to as “Licensed IP Rights”) (the Owned IP Rights and the Licensed IP Rights hereinafter collectively referred to as “Intellectual Property Rights”). To the Seller’s knowledge, Artemis does not infringe any patents, utility models, registered designs, trademarks and domain names owned by third parties.

Except as set forth in Annex IV.11(a) or IV.11(b) hereto, (i) no Owned IP Right is encumbered with any rights of any third party, (ii) all agreements providing for a license of the Licensed IP Rights are valid and enforceable against the respective licensor in accordance with their terms, and (iii) Artemis has not received a written notice of a challenge by a third party, a cancellation or total or partial nullification or any material rights of prior users with respect to the Intellectual Property Rights, except for communication in the ordinary course of applying for patents with the respective patent office. Except for Licensed IP Rights that are non-exclusive, to the

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Seller’s knowledge, Artemis is neither restricted in the sole and exclusive use of the Intellectual Property Rights (subject to the respective license agreements for the Licensed IP Rights) nor are these Intellectual Property Rights infringed by third parties.

Artemis has the material manufacturing, processing and marketing know-how for its entire present products and, to the extent that such know-how has been laid down in writing, all documents pertaining thereto.

To the extent Artemis exploits any inventions by its employees, Artemis has duly complied with the provisions of the German Act on Employee Inventions (Arbeitnehmererfindungsgesetz) to the extent required by law, agreement or otherwise. Artemis has paid all compensation to persons entitled to payments under the German Act on Employee Inventions, or any related agreements, up to and including the Closing Date.

12.	Artemis has filed all tax returns and other tax and similar reports required under the applicable laws to be filed with tax and other authorities, paid all due taxes, tax prepayments and other public dues, retained all taxes, social security charges and other charges to be retained and paid by it by the respective due dates to the respective recipients and paid all related delay charges and penalties, if any.

To the extent not due as of September 30, 2007, sufficient reserves have been made in the Artemis Financial Statements 2006 or in the 2007 Interim Financial Statements in respect of taxes, social security charges and other charges to be retained relating to the period prior to and including September 30, 2007, including without limitation, any potential tax liability from any cancellation or forgiveness of Artemis indebtedness to Seller.

13.	Annex IV.13 hereto sets forth a complete list of all material insurance agreements of Artemis. No insurance carrier has either disclaimed coverage or reserved its right to disclaim coverage for any claim, suit, occurrence or event in writing to Artemis and none of such coverage will be negated by reason of the consummation of the transactions contemplated by this Agreement (other than by reason of action taken by Taconic).

The insurance agreements are in full force and effect and all premiums due have been paid. No damages have occurred with respect to which Artemis would be required to or, in order to maintain its coverage, should give any notice to the insurers under any such insurance policies which has not been given. Artemis has not received written notice from any of the insurers regarding cancellation of or denial of coverage under such insurance policies.

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Since December 31, 2005, there have not been any material (i) claims, (ii) lawsuits or (iii) damages at Artemis, which are not covered by insurance.

14.	Artemis holds those material administrative approvals and licenses which are required for the conduct of its present business on the Closing Date, all of which are listed in Annex IV.14 hereto (hereinafter collectively referred to as “Material Permits”). The Material Permits are in full force and effect, and Artemis has paid all fees and charges payable with regard to the Material Permits. To the Seller’s knowledge, no event has occurred as a result of which (i) any of the Material Permits may be revoked or challenged (angefochten) or (ii) any conditions may be imposed on the Material Permits. Artemis operates its business in material compliance with the Material Permits and all material applicable German laws, regulations and governmental or administrative orders including without limitation the Act on Gene Technology (Gentechnikgesetz) and the regulations based thereon, the Animal Protection Act (Tierschutzgesetz), the Act on Nuclear Energy (Atomgesetz) and the Regulation on Protection from Radiation (Strahlenschutzverordnung), and the laws and regulations on waste water (Landeswassergesetz Nordrheinwestfalen, Wasserhaushaltsgesetz, Verordnung über die Genehmigungspflicht für die Einleitung von Abwasser mit gefährlichen Stoffen; Verordnung über Anforderungen an das Einleiten von Abwasser in Gewässer).

15. (a)	Artemis does not own any real estate.

(b)	Annex IV.15(b) attached hereto lists all real property leased to Artemis. The Seller has caused to be provided to the Purchaser correct and complete copies of the leases (as amended to date) listed in Annex IV.15(b).

16.	Artemis has not released any toxic or hazardous materials into the soil, ground water or air at or from any parcel of real property or any facility formerly or currently owned, leased, operated or controlled by Artemis in quantities which would be in violation of applicable environmental laws and, to the Seller’s knowledge, there have been no such releases by any person or entity other than Artemis that could reasonably be expected to have an impact on any parcel of real property or facility formerly or currently owned, leased, operated or controlled by Artemis.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.	Except as set forth in Annex IV.17 hereto, Seller does not have knowledge of any material defect in any products or services heretofore or currently distributed, provided or sold by Artemis which could give rise to any material claim, provided that this Independent Guarantee does not apply to any liabilities directly caused by any modifications or similar actions by Purchaser (and/or Artemis after the Closing Date) to products or services delivered by Artemis prior to the Closing Date.

18.	Neither Artemis, nor any shareholder, officer, director or employee thereof have paid or caused to be paid or received, directly or indirectly, in connection with its business (a) any bribe, kickback or other similar payment to or from any government or similar agency thereof or any other person, or (b) any contribution to any political party or candidate, other than from personal funds of such shareholder, officer, director or employee not reimbursed by Artemis and unrelated to the business of Artemis or the Seller.

V.

Performance and Liability

1.	The Parties herewith expressly exclude all provisions of Sections 434 et seq. of the German Civil Code (BGB).

Except for claims resulting from a breach of the Independent Guarantees and except for the claims for specific performance (Erfüllungsansprüche), all other claims of the Purchaser with respect to the sale and transfer of the Sold Share including, but not limited to, claims under Sections 241 (2), 311 (2) and (3), 280 (1) and 313 of the German Civil Code (BGB)) are herewith expressly excluded.

The withdrawal or rescission from this Agreement is herewith excluded.

The rights under Sections 123 and 826 of the German Civil Code (BGB) shall not be affected.

2.	In case of a breach of any Independent Guarantee that is curable, the Seller may put Artemis or the Purchaser, as the case may be, into the respective position in which Artemis or the Purchaser would have been if the respective Independent Guarantee had not been breached (Naturalrestitution).

In case that the Seller has not effected such remedy (Naturalrestitution) within [ * ] (hereinafter referred to as “Cure Period”) after receipt of notification by the Purchaser regarding the breach of the respective Independent Guarantee or has

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rejected such remedy, the Purchaser shall be entitled, (i) in case of a breach of any Independent Guarantee set forth in Part IV [ * ] above, to request a monetary payment in order to compensate any direct damages suffered by itself and (ii) in case of a breach of any other Independent Guarantee, to request a monetary payment in order to compensate the direct damage suffered by Artemis (hereinafter referred to as “Artemis Damage”). In case Purchaser requests a monetary payment in order to compensate the Artemis Damage, it shall be in the sole discretion of the Seller to make a monetary payment in the amount of [ * ], in each case, however, subject to the limitations set forth in this Part V.

Notwithstanding the foregoing, there shall be no Cure Period for any breach of an Independent Guarantee that, in Purchaser’s reasonable discretion, either threatens the business of Artemis or, without immediate attention, exposes Artemis to material business or financial risk or consequential damage (hereinafter referred to as “Immediate Threat”). The Purchaser shall give the Seller prompt notice of any such Immediate Threat.

3.	The legal concepts of mitigation of damages (Schadensminderungspflicht) and the offsetting of advantages (Vorteilsausgleichung) shall apply to all claims of the Purchaser under this Agreement. The Purchaser shall not be entitled to request the compensation of consequential damages (Mangelfolgeschäden), including the loss of profit (entgangener Gewinn).

4.	The period of limitation for all claims of the Parties pursuant to this Agreement shall expire [ * ] after the Closing Date unless a longer period of limitation results from this Section 4 for the respective claim.

There shall be no period of limitation for claims based on the breach of any Independent Guarantee set forth in Part IV [ * ] above, or the breach of any covenant set forth in Part III above and Part VII below.

The period of limitation for claims based on the incorrectness of the Independent Guarantee set forth in Part IV [ * ] above shall expire [ * ].

5.

Claims of the Purchaser against the Seller based on a breach of any Independent Guarantee can only be raised if and to the extent that (i) the facts giving rise to such claims have not been specifically disclosed in this Agreement or its Annexes and such disclosure was made for the specific purpose of avoiding the claim in issue, and (ii) the Purchaser and/or its professional advisors are not aware of the breach of the

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Independent Guarantee as of the Closing Date. In order to enable the Seller to prove knowledge of the Purchaser and/or its professional advisors of the breach of an Independent Guarantee, the Purchaser shall only be entitled to claim any remedies for a breach of any Independent Guarantee if it provides or has provided to Seller any due diligence reports prepared by its professional advisors with respect to due diligence performed by its professional advisors prior to the Closing Date in the context of the transactions contemplated by this Agreement; provided, however, (i) that the provision of any such report shall not constitute a waiver of attorney-client privilege and (ii) that the Seller shall provide Purchaser’s professional advisors with hold harmless letters if so requested by Purchaser’s professional advisors.

6.	Claims of the Purchaser against the Seller based on a breach of any Independent Guarantee cannot be raised if and to the extent that the damages giving rise to such claims:

(a)	have already been reserved or otherwise reflected in the Artemis Financial Statements 2006, the 2007 Interim Financial Statements or the Closing Balance Sheet, however, with respect to the Closing Balance Sheet only to the extent such reserve or reflection has reduced the Purchase Price; or

(b)	have resulted in receipt of insurance payments or other third party payments by Artemis; provided, however, that an amount equal to any insurance payments or other third party payments with respect to a damage giving rise to a claim of the Purchaser against the Seller received by Artemis after an indemnification payment is made by the Seller to the Purchaser, shall be paid by Purchaser to Seller’s bank account set forth in Part II Section 3 above within [ * ] following the receipt of the payment by Artemis.

7. (a)	Claims of the Purchaser against the Seller based on a breach of any Independent Guarantee can, subject to the provisions set forth in Section 5 and Section 6 above, only be raised if the aggregate amount of claims by the Purchaser exceeds an amount of [ * ].

(b)	The maximum liability of the Seller based on a breach of any Independent Guarantee shall not exceed [ * ].

(c)	The provisions of this Section 7(a) and (b) shall not apply to claims based on a breach of the Independent Guarantees set forth in Part IV [ * ] above and shall not apply to Purchaser’s claims pursuant to Part VII [ * ] below.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.	For purposes of this Agreement, “knowledge” of Seller or any similar phrase means, with respect to any fact, [ * ].

VI.

Purchaser’s Warranties

The Purchaser herewith represents to the Seller by way of independent guarantees, that the following statements are, to the extent not otherwise provided for hereinafter, correct on the Closing Date.

1.	The Purchaser is duly organized and validly existing under the laws of the jurisdiction of its incorporation.

2.	The Purchaser has the corporate power and authority under its articles of incorporation and any other charter documents and applicable laws to enter into and perform its obligations under this Agreement. The Purchaser has taken all corporate actions necessary in order to execute this Agreement and consummate the transaction contemplated hereby.

3.	The execution and delivery of and the performance by the Purchaser of its obligations under this Agreement will not result in a breach of any provision of the certificate of incorporation, as amended, of the Purchaser or any order, judgment or decree of any court, governmental agency or regulatory body.

4.	No governmental or state approval is necessary (including merger control approval) for the execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby.

VII.

Post Closing Covenant, Shareholders’ Agreement

1.	In the case of claims of third parties against Artemis, which may constitute a claim of the Purchaser under Part V above (hereinafter referred to as “Third-Party Claim”), Purchaser shall give written notice (hereinafter referred to as “Notice”) to Seller within fifteen (15) days of the filing or other assertion of any such Third-Party Claim. The Notice shall specify in detail the amount of the Third-Party Claim, if known, and method of computation thereof, and contain a reference to the provisions of Part V above in respect of which a claim of the Purchaser may be constituted. The failure of the Purchaser to give the Notice within such time period shall not relieve the Seller of any liability that the Seller may have to the Purchaser, however, the concept of mitigation of damages (Schadensminderungspflicht) shall apply.

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In the case of any Third-Party Claims for which damages are sought by the Purchaser, Purchaser shall ensure that Artemis grants the Seller the option, at Seller’s expense, to (i) conduct and control any proceedings or negotiations, (ii) take all other steps to settle or defend any such claim; provided that the Seller shall not settle any such claim without the consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed unless such settlement may prejudice the Purchaser or its affiliates or any of their officers, directors, employees or agents) unless the settlement includes a complete release of Artemis with respect to the claim and (iii) employ counsel to contest any such claim or liability. In the event the Seller elects to conduct and control any proceedings itself, Artemis shall be entitled to fully participate at its own expense and by its own counsel reasonably acceptable to the Seller in any proceedings relating to any Third-Party Claim. Within thirty (30) days after the Purchaser’s delivery of the Notice to Seller, the Seller shall notify the Purchaser of its intention as to the conduct and control of the defense of such claim and the Purchaser shall ensure that Artemis and its counsel shall cooperate with the Seller and its counsel. Until the Purchaser has received notice of the Seller’s election whether to defend any Third-Party Claim, the Purchaser shall ensure that Artemis takes reasonable steps to defend (but may not settle) such claim. If the Seller shall decline to assume the defense of a Third-Party Claim, or the Seller shall fail to notify the Purchaser within thirty (30) days after delivery of the Notice, the Purchaser shall ensure that Artemis defends against that Third-Party Claim. The reasonable expenses of all proceedings, contests or lawsuits in respect of Third-Party Claims shall be borne by the Seller but only if the Seller is responsible pursuant hereto to indemnify the Purchaser in respect of the Third-Party Claim. Regardless of whether Seller or Artemis shall assume the defense of the claim, Seller undertakes to cooperate and Purchaser undertakes to ensure that Artemis cooperates fully with each other in connection therewith and to keep each other reasonably informed of the status of the claim and any related proceeding. Seller shall take no action or make any admissions or statements not required by applicable law which would adversely effect the defense of any such claim and Purchaser shall ensure that Artemis acts accordingly.

Purchaser shall not and shall ensure that Artemis does not negotiate, settle or pay (except in the case of payment of a judgment) any third party liability as to which it proposes to assert a damage claim, except with the prior written consent of the Seller (which consent shall not be unreasonably withheld, conditioned or delayed), unless

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there is a reasonable possibility that such third party liability may have a material adverse effect on Artemis, in which case Artemis and the Purchaser shall have the right, after notifying the Seller, to negotiate, settle or pay such third party liability without prejudice to Purchaser’s damage claims.

2.	The Purchaser undertakes to ensure that in the period after the Closing Date tax matters (Steuer- und Abgabenangelegenheiten) of Artemis (including appeals), which may have consequences for the Seller, shall be handled by Artemis and the Purchaser only together with the Seller. The Seller must in particular be notified in time of, and must be given an opportunity to comment on and to participate in, audits by financial authorities and social security carriers. Binding declarations to the auditing authorities, which may have consequences for the Seller, shall be made by Artemis and the Purchaser only in agreement with the Seller, which agreement shall not be unreasonably withheld, conditioned or delayed.

3.	The Purchaser grants and undertakes to ensure that Artemis grants to the Seller and its professional advisors also after the Closing Date all information and access (during normal business hours) to all premises, books and personnel of Artemis to the extent that such information or access is reasonably requested for tax reasons, for reasons of defense against claims of the Purchaser and/or third parties or for other legitimate reasons.

4.	The Parties undertake, upon the request of any other Party, at any time after the Closing Date and without further compensation to execute all documents in proper form and to take all measures, which may still be necessary in order to consummate this Agreement and to comply fully with the purposes of this Agreement.

5.	Seller covenants the following with respect to the non-exclusive license agreement dated July 1, 1999, between The Salk Institute for Biological Studies (hereinafter referred to as “Salk”) and the Seller with respect to FLP Technology, Transgenic Animals attached hereto as Annex VII.5 (hereinafter referred to as “Salk License”):

(a)	The Salk License is in full force and effect.

(b)	Until an Assignment (as defined in (ii) below) or until Artemis obtains an Equivalent License (as defined in Section 5(c) below) as the case may be:

(i)	Artemis has the legal right to [ * ];

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(ii)	Seller shall [ * ] to obtain Salk’s consent to an assignment of the Salk License to Artemis [ * ] after the Closing Date (hereinafter referred to as “Assignment”). The Seller shall keep the Purchaser informed in a timely manner of all material actions taken in connection with obtaining the Assignment. The Seller shall not agree to the terms of an Assignment without the prior consent of the Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed and at the Purchaser’s reasonable request, the Seller will include Artemis in all discussions with Salk. If the Seller obtains Salk’s consent to an Assignment, promptly thereafter Seller will transfer to Artemis all of Seller’s rights and post-Assignment obligations under the Salk License without reservation or retained rights;

(iii)	in the event that the Seller is unable to obtain Salk’s consent to an Assignment, the Seller will [ * ] to assist Artemis in obtaining from Salk its own license on terms [ * ] equivalent to the Salk License (hereinafter referred to as “Equivalent License”); and

(iv)	the Seller shall neither [ * ], nor [ * ], and the Seller will support Artemis’ continued use of the Salk License, subject to [ * ].

(c)	Notwithstanding Section 5(b) above, the Seller shall have no obligation to ensure that the Purchaser or any entity affiliated to it other than Artemis receives or enjoys any legal rights under the Salk License, an Assignment or an Equivalent License.

(d)	The Seller shall pay all costs and expenses incurred in connection with seeking and obtaining an Assignment or an Equivalent License, as the case may be, provided, however, that in the case of the aggregate of the first annual license fee and any other upfront fees required by Salk to be paid in connection with an Assignment or Equivalent License, as the case may be, the Seller shall only be responsible for [ * ] under the Salk License. The Seller shall have no obligation to pay any costs or expenses, including, without limitation, any license fees or royalties, in connection with the ongoing maintenance of an Assignment or Equivalent License, as the case may be.

6.	Purchaser covenants as follows:

(a)	to cause Artemis to accept the Assignment;

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(b)	unless Salk gives notice that Artemis is to cease using the Salk License as a result of Seller’s sale of the Sold Share to Purchaser, to cause Artemis to comply with the terms of the Salk License;

(c)	in the event Salk’s consent to an Assignment is not obtained, to cause Artemis to use commercially reasonable efforts to attempt to obtain an Equivalent License;

(d)	to cause Artemis to reimburse the Seller for payments made by Seller to Salk under the Salk License in accordance with past practice, but only to the extent such payments are reflected on the Closing Balance Sheet; and

(e)	unless Salk gives notice that Artemis is to cease using the Salk License as a result of Seller’s sale of the Sold Share to Purchaser, to cause Artemis to pay directly to Salk all payments under the Salk License that become due and payable after December 31, 2007.

7.	The covenants in Sections 5(a) and (b) above shall be subject to the provisions of Part V above, except for the provisions of Part V Section 7 above, provided, however, that the Purchaser shall have no claims against Seller for any damages or expenses arising from: (i) the failure by Artemis to comply with the terms of the Salk License, an Assignment or an Equivalent License, (ii) the failure by Artemis to make any payments under the Salk License that become due and payable after December 31, 2007, and (iii) the breach of any covenant of the Purchaser set forth in Section 6 above.

8.	The Purchaser shall indemnify the Seller against any direct damages or expenses incurred by the Seller arising from: (i) the failure by Artemis to comply with the terms of the Salk License during such period of time as Artemis is using the Salk License prior to an Assignment or obtaining an Equivalent License, as the case may be; (ii) the failure by Artemis to make any payments under the Salk License that become due and payable after December 31, 2007; and (iii) the breach of any covenant set forth in Section 6 above.

9.	The Seller shall promptly indemnify Artemis for any legally required or commercially reasonable payments made by Artemis [ * ], provided that Seller’s obligation to indemnify Artemis pursuant to this Section 9 shall be limited to a total amount of [ * ].

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10.	The Parties hereby enter into the shareholders’ agreement attached hereto as Annex VII.10 (hereinafter referred to as “Shareholders’ Agreement”).

VIII.

Miscellaneous

1.	All public announcements, including any announcements to employees, customers and suppliers, concerning the transaction under this Agreement shall be agreed between the Parties hereto in advance as to the timing and the contents except as otherwise required by mandatory law, regulations of stock exchanges or capital market requirements.

2.	Transfer taxes, if any, connected with the conclusion and consummation of this Agreement as well as costs and expenses in connection with the notarization of this Agreement shall be borne by the Purchaser. Apart therefrom, each Party shall bear its own costs and taxes and the costs of its advisors and auditors.

3.	Changes and amendments of this Agreement as well as declarations to be made or notices required to be given or otherwise given hereunder shall be valid only if made in writing unless a notarial deed is legally required. This shall also apply to any change of this Section 3.

4.	(a) The Seller shall appoint a person or legal entity, which is authorized to make and accept with legally binding effect for the

Seller all declarations under this Agreement or in consummation thereof.

The Seller appoints as such agent:

President & Chief Executive Officer,

Exelixis, Inc.,

170 Harbor Way

South San Francisco, CA 94083 (USA).

A copy of each declaration shall be sent to:

Vice President, Corporate Legal Affairs and Secretary,

Exelixis, Inc.,

170 Harbor Way

South San Francisco, CA 94083 (USA).

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(b)	The Purchaser shall appoint a person or legal entity, which is authorized to make and accept with legally binding effect for the Purchaser all declarations under this Agreement or in consummation thereof.

The Purchaser appoints as such agent:

Chief Executive Officer

Taconic Farms, Inc.

One Hudson City Centre

Hudson, NY 12534

A copy of each declaration shall be sent to:

Leslie M. Apple, Esq.

Whiteman Osterman & Hanna LLP

One Commerce Plaza, 19th Floor

Albany, NY 12260

(c)	A change in the person or address of the agent appointed under lit. (a) and (b) above shall be effective for the other Party only one month after the date on which they have been notified of such change. Until the lapse of such period, the authority of the previous agent as well as his address shall be deemed to continue.

5.	If a provision of this Agreement should be or become invalid or unenforceable or not contain a necessary regulation, the validity of the other provisions of this Agreement shall not be affected thereby. The invalid or unenforceable provision shall be replaced and the gap be filled by a legally valid arrangement which corresponds as closely as possible to the intention of the Parties or what would have been the intention of the Parties according to the aim and purpose of the Parties of this Agreement if they had recognized the gap.

6.	The Annexes to this Agreement form an integral part of this Agreement. The headings to this Agreement shall only serve the purpose of easier orientation and are of no consequences for the contents and interpretation of this Agreement.

7.	This Agreement shall be governed by the laws of the Federal Republic of Germany.

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8.	Except for a Purchase Price dispute pursuant to Part II Section 2, all disputes arising out of or in connection with this Agreement shall be finally settled in accordance with the Arbitration Rules of the German Institution of Arbitration e.V. (DIS) without recourse to the ordinary courts of law by one arbitrator appointed in accordance with the said Rules. The forum for all arbitration shall be at a location in Frankfurt a.M., Germany. The language of the arbitral proceedings shall be English.

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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEFINITIONS

2007 Interim Financial Statements	10
Adjustment Amount	5
Artemis	3
Artemis Damage	16
Artemis Financial Statements 2006	10
Assignment	21
Closing Balance Sheet	5
Closing Cash	5
Closing Date	4
Closing Financial Debt	5
Controlled Companies	7
Cure Period	15
Equivalent License	21
Exelixis Share	3
Expert	6
German GAAP	5
Immediate Threat	16
Independent Guarantees	8
Intellectual Property Rights	12
Licensed IP Rights	12
Material Contracts	11
Material Permits	14
Net Working Capital	5
Notice	18
Owned IP Rights	12
Parties	3
Party	3
Preliminary Cash	4
Preliminary Financial Debt	5
Preliminary Purchase Price	5
Purchase Price	5
Purchaser	1
Review Period	6
Salk	20
Salk License	20
Seller	1
Shareholder Loans	4
Shareholders’ Agreement	23
Sold Share	3
Third-Party Claim	18

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INDEX OF ANNEXES

Annex I.1	Copies of Shareholder Loans

Annex I.3	Approval of Artemis

Annex II.1	Cash, Financial Debt and Working Capital

Annex III	Legal relations between the Seller and Artemis surviving the Closing Date

Annex IV.3(a)	Corporate agreements, resolutions and promises

Annex IV.3(b)	Managing directors and Prokurists

Annex IV.4(a)	Restricted and encumbered titles to assets

Annex IV.5(a)	Deviations from German GAAP

Annex IV.5(b)	Changes in Accounting

Annex IV.5(e)	Financial Statements

Annex IV.8	Pending Disputes

Annex IV.9	Material Contracts

Annex IV.10(g)	Pension Plan or similar Commitment

Annex IV.11(a)	Owned Intellectual Property Rights

Annex IV.11(b)	Licensed Intellectual Property Rights

Annex IV.13	Material Insurance Agreements

Annex IV.14	Material Permits

Annex IV.15(b)	Leased Real Property

Annex IV.17	Material Defects in Products or Services

Annex VII.5	Salk License

Annex VII.10	Shareholders’ Agreement

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Annex I.1

Copies of Shareholder Loans

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1

THIS LOAN AGREEMENT dated as of December 18, 2003 (the “Agreement”) is entered into between:

(i) Exelixis, Inc., 170 Harbor Way, P.O. Box 511, South San Francisco, California 94083-0511, United States of America (the “Lender”), a corporation organized and existing under the laws of the State of Delaware, United States of America, and

(ii) Artemis Pharmaceuticals GmbH, Neurather Ring 1, 51063 Cologne, Germany, a company incorporated with limited liability (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany and registered with the commercial register at the local court (Amtsgericht) in Cologne under registration number HRB 29566 (the “Borrower”).

WHEREAS, the Lender is currently the sole shareholder in the Borrower and holds Shares in the aggregate nominal amount (Stammeinlage) of DEM 787,400.

WHEREAS, the Borrower is currently investigating the possibility of specific Business Combinations.

WHEREAS, as of its December 31, 2002 balance sheet, the Borrower showed an adverse balance (Unterbilanz) of € [ * ] and as of the date hereof remains in financial distress.

WHEREAS, the Borrower has requested the Lender to make Advances to it on the terms and conditions set forth in this Agreement in order to meet its current financial obligations.

WHEREAS, the Lender has agreed to make such Advances to the Borrower on such terms and condition.

WHEREAS, certain capitalized terms used in this Agreement are defined in Section 1.01 of this Agreement.

NOW, THEREFORE, intending to be legally bound hereby, the Borrower and the Lender individually hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Additional Advances” has the meaning specified in Section 2.02.

“Advances” means, collectively, the Initial Advance and all Additional Advances in an amount not to exceed at any time outstanding [ * ] in the aggregate.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Business Combinations” means (i) the combination of the business of the Borrower with the business of another Person by way of (x) establishment of a new company, (y) contribution in kind of the business of another Person to the Borrower or (z) in any other legal manner or (ii) any venture capital investment in the Borrower or (iii) any other transaction as a result of which the Lender’s relative equity interest in the Borrower would be reduced.

“Business Combination Agreement” means any agreement executed in respect of any Business Combination.

“Business Day” means a day of the year on which banks are open for business in Cologne and San Francisco.

“Dollars” and the sign “$” each mean the lawful currency of the United States.

“Euro” and the sign “€” each mean the lawful currency of the Federal Republic of Germany.

“Initial Advance” has the meaning specified in Section 2.01.

“Notice of Advance” has the meaning specified in Section 2.04.

“Person” means any individual, corporation, partnership, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Relevant Valuation” means the specific valuation of Borrower agreed on the occasion of (i) the disposal of Shares in Borrower by Lender or (ii) the issue of Shares in Borrower to another Person, both in connection with any Business Combination.

“Shares” means all (i) currently issued and outstanding company shares (Geschäftsanteile) of the Borrower and (ii) any company shares that may be issued in the future.

SECTION 1.02 Computation of Time Periods.

In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

ARTICLE II

AMOUNT AND TERMS OF THE ADVANCES

SECTION 2.01 The Initial Advance. The Borrower acknowledges and confirms that the Lender has already made available to the Borrower an amount of [ * ] on October 28, 2003 (the “Initial Advance”) and that this Initial Advance was extended to the Borrower pursuant to the terms and conditions set forth herein.

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SECTION 2.02 Additional Advances. The Lender agrees, on the terms and conditions set forth herein, to make additional advances to the Borrower on any Business Day on or after the date which is five Business Days from the execution of this Agreement in an aggregate amount of [ * ] in excess thereof (the “Additional Advances”).

SECTION 2.03 Aggregate Amount of Advances. At no time may the aggregate amount of all Advances outstanding exceed [ * ].

SECTION 2.04 Making of the Additional Advances. Each Advance shall be made on notice, given not later than five Business Day prior to the date of the proposed Advance, by the Borrower to the Lender (each a “Notice of Advance”). Each Notice of Advance shall be by telecopier or telex, confirmed immediately in writing, in substantially the form of Exhibit A hereto, specifying the requested date and amount of the proposed Advance. Upon receipt of a Notice of Advance, the Lender will make such funds available to the Borrower to the Borrower’s account as set forth in the Notice of Advance for value on the Business Day specified in the Notice of Advance.

SECTION 2.05 Interest. The Advances shall not bear any interest.

ARTICLE III

REPAYMENT

SECTION 3.01 Repayment. The Lender may terminate this Agreement at any time after June 30, 2005 by giving not less than three months notice to the Borrower (the “Termination Notice”). Any such Termination Notice shall be by telecopier or telex, confirmed immediately in writing, specifying the aggregate amount of the Advances then outstanding, the Lender’s account details and the requested repayment date (the “Repayment Date”). In the case of a Termination Notice, the aggregate amount of the Advances then outstanding shall become due and payable on the Repayment Date.

SECTION 3.02 Termination for Important Reason. The Lender shall in no event be entitled to terminate this Agreement before June 30, 2005, except for an important reason (wichtiger Grund). In the case of such early termination, the Lender shall give notice to the Borrower (the “Early Termination Notice”) by telecopier or telex, confirmed immediately in writing, specifying the aggregate amount of the Advances then outstanding and the Lender’s account details, and the aggregate amount of the Advances then outstanding shall become due and payable on the Business Day which is three months after receipt of the Early Termination Notice.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 3.03 Conversion Option. (a) Notwithstanding anything to the contrary set forth in Sections 3.01 and 3.02 hereof, in connection with any Business Combination, the Lender may, in its sole discretion, contribute its repayment claim in respect of the Advances then outstanding, in whole but not in part (the “Contribution”), to the Borrower by way of a contribution in kind in exchange for Shares (the “Conversion Option”).

(b) The Conversion Option shall be exercised by notice to the Borrower, given not later than ten Business Days prior to the anticipated execution date of any Business Combination Agreement (the “Conversion Notice”). The Conversion Notice shall be by telecopier or telex, confirmed immediately in writing, in substantially the form of Exhibit B hereto, specifying the aggregate amount of the Advances then outstanding (converted from Dollars to Euro in accordance with Section 3.04 below) to be contributed.

(c) The Contribution shall be made pursuant to a contribution in kind agreement between the Borrower and the Lender, specifying, inter alia, the number of Shares to be issued to the Lender against contribution of its repayment claim in respect of the aggregate amount of the Advances then outstanding.

(d) The number of Shares to be issued upon Contribution shall be calculated on the basis of the Relevant Valuation.

(e) For the avoidance of doubt, the Conversion Option may only be exercised (i) in connection with any Business Combination and (ii) if and to the extent the Lender’s repayment claim in respect of the aggregate amount of Advances then outstanding is of full value (vollwertig).

SECTION 3.04 Currency Conversion. The parties to this Agreement acknowledge and agree that upon exercise of the Conversion Option and for purposes of the Contribution, the aggregate amount of the Advances then outstanding shall be converted from Dollars to Euro at the rate of exchange at which the Lender could purchase Euros with Dollars at the Frankfurt Currency Exchange on the Business Day preceding the date of the Conversion Notice

ARTICLE IV

MISCELLANEOUS

SECTION 4.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement (including this Section 4.01.), nor consent to any departure by any of the parties therefrom, shall in any event be effective unless the same shall be in writing (unless

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

German law provides for a stricter form, in which case such stricter form shall be required for any such amendment, waiver or consent) and signed by all parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 4.02 Notices, Etc. (a) All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopier or telex) and mailed, telecopied, telexed or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or as to such other address as shall be designated by such party in a written notice to the other party.

SECTION 4.03 Costs and Expenses. Each party shall bear the costs and expenses incurred by it in connection with the negotiation, preparation, execution and performance (including, without limitation, any amendment or waiver) of this Agreement and any related documents, provided however, that the Lender shall bear the costs (other than (legal) advisory fees) arising in connection or associated with the exercise of the Conversion Option (including, without limitation, any notary fees).

SECTION 4.04 Assignment. No party to this Agreement shall have the right to assign all or a portion of its rights and obligations hereunder or any interest herein without the prior written consent of the other party.

SECTION 4.05 Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the Federal Republic of Germany. Exclusive place of jurisdiction for any litigation, action or proceeding arising out of or relating to this Agreement shall be Cologne.

SECTION 4.06 Invalidity. Should any provision of this Agreement be or become void or unenforceable in whole or in part, the other provisions of this Agreement shall remain in force. The void or unenforceable provision shall be substituted by a valid provision which accomplishes, to the extent legally possible, the economic purposes of the void or unenforceable provision. The same shall apply mutatis mutandis with respect to any omissions.

{Signature page follows}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.

THE BORROWER

Artemis Pharmaceuticals GmbH

By	/s/ Stadler	By
Name	Stadler	Name
Title	Manag. Director	Title

Address:

Artermis Pharmaceuticals GmbH

Prof. Dr. Peter Stadler

Neurather Ring 1

51063 Cologne

Germany

Facsimile no. {+49 (0) 221 9645321}

THE LENDER

Exelixis, Inc.

By	/s/ George Scangos	By
Name	George Scangos	Name
Title	President and CEO	Title

Address:

General Counsel

170 Harbor Way,

P.O. Box 511,

South San Francisco, California 94083-0511

United States of America

Facsimile no. 650-837-7000

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DRAFT

THIS LOAN AGREEMENT (the “Agreement”) dated as of September 24, 2004 is entered into between:

(i) Exelixis, Inc., 170 Harbor Way, P.O. Box 511, South San Francisco, California 94083-0511 (“Exelixis” or “Lender”), a corporation organized and existing under the laws of the State of Delaware, United States of America, and

(ii) Artemis Pharmaceuticals GmbH, Neurather Ring 1, 51063 Cologne, Germany, a company incorporated with limited liability (Gesellschaft mit beschränkter Huftung) under the laws of the Federal Republic of Germany and registered with the commercial register at the local court (Amtsgericht) in Cologne under registration number HRB 29566 (“Artemis” or “Borrower”).

RECITALS

WHEREAS, the Lender is currently the sole shareholder in the Borrower.

WHEREAS, the Borrower has requested the Lender to make advances in one or parts of the total sum not to exceed at any time outstanding [ * ] in the aggregate (“Advances”) to it on the terms and conditions set forth in this Agreement in order to meet its current financial obligations.

WHEREAS, the Lender has agreed to make such Advances to the Borrower on such terms and conditions.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

AMOUNT AND TERMS OF THE ADVANCES

SECTION 1.01 Advances. The Lender agrees, on the terms and conditions set forth herein, to make Advances to the Borrower on written notice, given not later than three business days prior to the date of the proposed Advance, by the Borrower to the Lender.

SECTION 1.02 Aggregate Amount of Advances. At no time may the aggregate amount of all Advances outstanding exceed [ * ].

SECTION 1.03 Interest. The Advances shall not bear any interest.

ARTICLE II

REPAYMENT

SECTION 2.01 Termination. The Lender may terminate this Agreement at any time by giving not less than one month written notice to the Borrower. In the case of termination of this Agreement, the aggregate amount of the Advances than outstanding shall become due and payable on the Business Day which is one month after the receipt of the notice regarding termination of this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION 2.02 Right to Early Repayment. The Borrower shall - in its sole discretion -be entitled to repay the Advances in full or in part at any time during the term of this Agreement.

ARTICLE III

MISCELLANEOUS

SECTION 3.01 Costs and Expenses. Each party shall bear the costs and expenses incurred by it in connection with the negotiation, preparation, execution and performance (including, without limitation, any amendment or waiver) of this Agreement and any related documents.

SECTION 3.02 Assignment. No party to this Agreement shall have the right to assign all or a portion of its rights and obligations hereunder or any interest herein without the prior written consent of the other party.

SECTION 3.03 Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the Federal Republic of Germany. Exclusive place of jurisdiction for any litigation, action or proceeding arising out of or relating to this Agreement shall be Cologne.

SECTION 3.04 Invalidity. Should my provision of this Agreement be or become void or unenforceable in whole or in part, the other provisions of this Agreement shall remain in force. The void or unenforceable provision shall be substituted by a valid provision which accomplishes, to the extent legally possible, the economic purposes of the void or unenforceable provision. The same shall apply matatis mutandis, with respect to any omissions.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.

THE BORROWER

Artemis Pharmaceuticals GmbH

By	/s/ Stadler	By
Name	Prof. Stadler	Name
Title	gesch. Führer	Title

Address:

Artermis Pharmaceuticals GmbH

Prof. Dr. Peter Stadler

Neurather Ring 1

51063 Cologne

Germany

THE LENDER

Exelixis, Inc.

By	/s/ George Scangos	By	/s/ Frank Karbe
Name	George Scangos	Name	Frank Karbe
Title	President & CEO	Title	Chief Financial Officer

Address:

General Counsel

170 Harbor Way,

P.O. Box 511,

South San Francisco, California 94083-0511

United States of America

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex I.3

Approval of Artemis

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ARTEMIS Pharmaceuticals GmbH – Neurather Ring 1 – 51063 Köln

15. November 2007

Zustimmungserklärung

Exelixis, Inc., 210 East Grand Avenue, San Francisco, CA 94080, USA (“Exelixis”), wird nach der Zusammenlegung sämtlicher von ihr gehaltenen Geschäftsanteile an der Artemis Pharmaceuticals GmbH (“Gesellschaft”) einen Geschäftsanteil an der Gesellschaft im Nominalwert von insgesamt DEM 633.000 halten.

Die Gesellschaft stimmt hiermit der Teilung des Geschaftsanteils der Exelixis zu Zwecken der Veräußerung eines Teilgeschäftsanteils im Nominalwert von DEM 507.000 (“Teilgeschäftsanteil”) an die Taconic Farms, Inc., One Hudson City Centre, Hudson, NY 12534, USA, (“Taconic”) sowie der Veräußerung des Teilgeschäftsanteils an Taconic zu.

/s/ Stadler
Prof. Dr. Peter Stadler

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Annex II.1

1.	“Preliminary Cash” and “Preliminary Financial Debt” have been calculated based upon the Artemis September 30, 2007 balance sheet (the “Reference Balance Sheet”), as illustrated below. “Closing Cash” and “Closing Financial Debt” shall be calculated in accordance with the principles set forth in Section 2 and 3 below, based upon the Closing Balance Sheet, taking into account the line items used for purposes of calculating the Preliminary Cash and the Preliminary Financial Debt, provided, however, that any new line items on the Closing Balance Sheet compared to the Reference Balance Sheet shall be taken into consideration to the extent they constitute Cash (as defined in Section 2 below) or Financial Debt (as defined in Section 3 below).

2.	“Cash” shall mean the sum of all cash and cash equivalent accounts held on the balance sheet, including actual cash deposits and marketable securities.

For purposes of calculating Preliminary Cash, Cash is represented by the following line items on the Reference Balance Sheet:

No.	Name of Account	Position (EUR) as of September 30, 2007

A0930	Checks, cash in hand, cash at the German Central Bank and postal account credit balance, cash at banks	[ * ]

A0910	Other securities	[ * ]

	Cash as of Reference Balance Sheet Date	[ * ]

For purposes of calculating Closing Cash, the deferred portion of license agreement revenues received by Artemis after September 30, 2007, shall not be included in the Cash balance on the Closing Balance Sheet. For the avoidance of doubt, such license agreement revenues are of the type for which corresponding deferred revenue liabilities of [ * ] were recognized on Reference Balance Sheet.

3.	“Financial Debt” shall mean the aggregate amount of (i) [ * ]; (ii) indebtedness for money borrowed from others, indebtedness inherent in capital lease obligations (in each case including interest expense accrued but unpaid).

Notwithstanding the foregoing, Financial Debt does not include any loans by shareholders of Artemis; nor shall it include the outstanding balance of any of the three capital lease obligations reflected on the Reference Balance Sheet, which had a total outstanding balance of [ * ] as of September 30, 2007 (the “Excluded Capital Leases”).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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For purposes of calculating Preliminary Financial Debt, Financial Debt is represented by the following line items on the Reference Balance Sheet:

No.	Name of Account	Position (EUR) as of September 30, 2007
	[ * ]	[ * ]

	Financial Debt as of Reference Balance Sheet Date	[ * ]

4.	“Net Working Capital” shall be the consolidated amount of the accounts identified in the table below on both the Reference Balance Sheet and the Closing Balance Sheet; provided, however that any Accounts Receivable, which are more than 120 days past the invoice date as of the Closing Date shall be considered as uncollectible and reduce the Net Working Capital.

No.	Name of Account	Position (EUR) as of September 30, 2007
[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Annex III.1

Legal Relations between Seller and Artemis surviving the Closing Date

No.	Contracting Parties	Date of Contract	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Annex IV.3(a)

Corporate Agreements, Resolution and Promises

Except for the articles of association of Artemis, there are no agreements, resolutions or promises concerning (i) the relations between the Seller or the Controlled Companies on the one hand and Artemis on the other hand or (ii) the appointment of members of any of the boards of Artemis.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.3(b)

Managing Directors and Prokurists

A.	Managing directors

No.	Name
1.	Prof. Dr. Stadler, Peter
2.	Dr. Rounding, Howard Paul

B.	Prokurist

No.	Name
1.	Stelzer, Manfred
2.	Radtke, Oliver

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.4(a)

Restricted and Encumbered Titles to Assets

No.	Asset	Restriction in Title / Encumbrance
1.	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.4(a)

No.	Asset	Restriction in Title / Encumbrance
[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Annex IV.5(a)

Deviations from German GAAP

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.5(b)

Changes in Accounting

No.	Changes
1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.5(e)

Financial Statements

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTEMIS Pharmaceuticals GmbH, Köln

Bilanz zum 31. Dezember 2006

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Anlage 1

[ * ]

Anlage 2

ARTEMIS Pharmaceuticals GmbH, Köln

Gewinn- und Verlustrechnung für 2006

[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]
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[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTEMIS Pharmaceuticals GmbH, Köln

Bilanz zum 30. September 2007

Anlage 1

[ * ]

Anlage 2

ARTEMIS Pharmaceuticals GmbH, Köln

Gewinn- und Verlustrechnung für den Zwischenabschluß zum 30. Septmber 2007

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.8

Pending Disputes

No.	Claimant	Subject Matter
1.	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.9

Material Contracts

A.	Customer agreements with a firm commitment of the customer to spend more than [ * ] for products or services in 2008 and 2009 (excluding agreements to which Purchaser is a party)

No.	Customer	Date of Contract	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

B.	Framework supply agreements (excluding agreements to which Purchaser is a party)

No.	Customer	Date of Contract	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

C.	Leasing agreements (equipment)

(a)	Contracts stipulating Artemis as tenant, hirer or lessee

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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No.	Landlord, Lessor	Effective Date	Subject Matter
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

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[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

2.	Contracts stipulating Artemis as landlord or lessor

No.	Tenant, hirer, lessee	Date of Contract	Subject Matter
1.	None

D.	Material license agreements stipulating Artemis as licensor with total license fee payments of more than [ * ]

No.	Licensee	Date of Contract	Subject Matter
1.	[ * ]	[ * ]	[ * ]

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No.	Licensee	Date of Contract	Subject Matter
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

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[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

E.	Agreements containing provisions with restrictions of competition

No.	Other Party	Date of Agreement	Contents of Restriction
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

F.	Joint ventures, cooperation agreements (excluding agreements to which Purchaser is a party)

No.	Contracting Party	Date of Contract	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

G.	Service agreements (except for employment contracts) stipulating services to be received by Artemis with annual remuneration of more than [ * ]

No.	Contracting Party	Effective Date	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

No.	Contracting Party	Effective Date	Subject Matter
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

H.	Advisory agreements with an estimated aggregate annual gross compensation of more than [ * ]

No.	Advisor	Date of Agreement	Annual Compensation
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

I.	Agency and other distribution agreements

1.	Agreements under which products of Artemis are distributed (except for the agreements with [ * ])

No.	Other Party	Date of Agreement	Description
1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

2.	Agreements under which Artemis distributes products of third parties

No.	Other Party	Date of Agreement	Description
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

J.	Loan agreements under which loans of more than [ * ] were granted

No.	Lender	Borrower	Date of Agreement	Amount
1.	Exelixis Inc.	Artemis Pharmaceuticals GmbH	December 18, 2003	[ * ]

2.	Exelixis Inc.	Artemis Pharmaceuticals GmbH	September 24, 2004	[ * ]

K.	Guarantees (Garantien), letters of support, suretyships (Bürgschaften) and other collateral securities, which Artemis has provided for third party obligations

No.	Beneficiary	Legal person/ Unit, whose obligation is secured	Date of security	Amount of security
1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6

L.	Employment agreements with an aggregate annual gross compensation of more than [ * ], excluding Managing Directors

No.	Employee	Date of Contract	Yearly fixed compensation in 2006	Special Arrangements (including bonus and commission payments)
1.	[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

M.	Benefit, bonus, retention bonus, compensation profit sharing or any other employee benefit plans (other than pension related)

No.	Beneficiary/-ies	Date of Agreement / Undertaking	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

N.	Agreements relating to the disposal of real estate, shares in companies or other assets containing representations, indemnification undertakings or (contingent) liabilities

No.	Other Party	Date of Agreement	Description
1.	None

O.	Agreements relating to the purchase of real estate, shares in companies or other assets which have not yet been consummated

No.	Other Party	Date of Agreement	Description
1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7

Annex IV.10(g)

Pension Plan or Similar Commitment

No.	Insurance	Effective Date	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

Annex IV.11(a)

Owned Intellectual Property Rights

A.	Active patent registrations and applications

No.	Patent No.	Application Date	Status/designated countries
[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

No.	Patent No.	Application Date	Status/designated countries
[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

B.	Utility models registrations (Gebrauchsmuster)

No.	Utility models	Registration No.

1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

C.	Registered designs registrations (Geschmacksmuster)

No.	Registered designs	Registration No.

1.	None

D.	Trademarks registrations

No.	Trademark	Trademark No.	Application Date	Registration Date

1.	CONDITIONAL	1 317 056	September 21, 1999	March 19, 2001

2.	FLOX	398 75 018	December 30, 1998	March 18, 1999

3.	CONDITIONAL	TMA 547,495	September 20, 1999	June 29, 2001

4.	CONDITIONAL	470 119	September 23, 1999	March 2, 2000

5.	CONDITIONAL	398 75 020.3	December 30, 1998	July 9, 1999

6.	CONDITIONAL	4454104	September 22, 1999	February 16, 2001

7.	CONDITIONAL	2,475,127	October 14, 1999	August 7, 2001

8.	ARTEMICE	TMA 671,862	August 25, 2003	September 1, 2006

9.	ARTEMICE	303 10 335	February 26, 2003	August 21, 2003

10.	ARTEMICE	818 882	August 25, 2003	August 25, 2003

11.	ARTEMICE	2,943,650	August 26, 2003	April 4, 2005

E.	Domain names

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

No.	Domain Name

1.	www. artemis-pharmaceuticals.de

2.	www. artemisgmbh.com

3.	www. artemisgmbh.de

4.	www. artemispharma.com

5.	www. artemispharma.de

6.	www. artemispharmaceuticals.com

7.	www. artemispharmaceuticals.de

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

Annex IV.11(b)

Licensed Intellectual Property Rights

1.	License Agreements regarding patents (excluding agreements to which Purchaser is a party)

No.	Licensor	Date of Contract	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

2.	License Agreements regarding utility models

No.	Licensor	Date of Contract	Subject Matter

1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

3.	License Agreements regarding registered designs

No.	Licensor	Date of Contract	Subject Matter

1.	None

4.	License Agreements regarding trademarks

No.	Licensor	Date of Contract	Subject Matter

1.	None

5.	License Agreements regarding domain names

No.	Licensor	Date of Contract	Subject Matter

1.	None

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

Annex IV.13

Material Insurance Agreements

No.	Insurance	Effective Date	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.14

Material Permits

No.	Authority	Grant Date	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.15(b)

Leased Real Property

No.	Landlord, Lessor	Effective Date	Subject Matter
1.	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex IV.17

Material Defects in Products or Services

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NON-EXCLUSIVE LICENSE AGREEMENT

BETWEEN

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

AND

EXELIXIS PHARMACEUTICALS, INC.

FLP TECHNOLOGY

TRANSGENIC ANIMALS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LICENSE AGREEMENT

BETWEEN

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

AND

EXELIXIS PHARMACEUTICALS, INC.

TRANSGENIC ANIMALS

1.	DEFINITIONS	2

2.	GRANT OF LICENSE	4

3.	ROYALTIES AND FEES	4

4.	REPORTING AND ACCOUNTING	5

5.	BIOLOGICAL MATERIALS	6

6.	OWNERSHIP OF INTELLECTUAL PROPERTY	6

7.	MAINTENANCE OF PATENT RIGHTS	7

8.	TAXES	7

9.	DISCLAIMERS	7

10.	INDEMNIFICATION	8

11.	TERM	8

12.	TERMINATION	8

13.	CONFIDENTIAL INFORMATION	9

14.	CHOICE OF LAW; DISPUTE RESOLUTION	9

15.	PUBLICITY	10

16.	ADDRESSES	10

17.	MISCELLANEOUS	11

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made and entered into as of July 1, 1999 (the “Effective Date”), by and between THE SALK INSTITUTE FOR BIOLOGICAL STUDIES, a nonprofit public benefit corporation organized under the laws of the State of California (“Salk”), and Exelixis Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware (“Licensee”).

WHEREAS, Salk is the owner of certain Licensed Technology (as hereinafter defined).

WHEREAS, Salk desires that the Licensed Technology be developed and utilized to the fullest extent possible for research and commercial use to the ultimate benefit of humankind;

WHEREAS, Licensee represents that it can bring to bear the scientific talent, know-how and facilities to perform research utilizing the Licensed Technology; and

WHEREAS, Licensee wishes to obtain, and Salk is willing to grant, a license to practice inventions covered by the Patent Rights, subject to the terms set forth below, for the purpose of certain internal research programs.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein, the parties hereby agree as follows:

1.	DEFINITIONS.

1.1 The term “Affiliate” shall mean any entity which controls, is controlled by or is under common control with Licensee, where “control” means beneficial ownership of more than fifty percent (50%) of the outstanding shares or securities or the ability otherwise to elect a majority of the board of directors or other managing authority. For the purposes of this Agreement, the term “Affiliate” shall [ * ].

1.2 The term “Collaborator” shall mean any person or entity, which is engaged with Licensee in research, product development, marketing and/or commercialization.

1.3 The term “Customer” shall mean any person or entity, which purchases, or receives for other value, transgenic mice from Licensee.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.

1.4 The term “Patent Rights” shall mean the patent applications and patents listed on Schedule A hereto, and all substitutions, divisions, continuations, continuations-in-part (but only to the extent that claims in continuations-in-part of the aforementioned are directed to subject matter within the scope of the patent applications and patents resulting on any of the forgoing listed in Schedule A hereto), and any and all patents issuing thereon, and renewals, reissues, and extensions of such patents that may be granted thereon, (including alternate extension rights such as Supplementary Protection Certificates).

1.5 The term “Biological Materials” shall mean the constructs identified in Schedule B and any progeny and unmodified derivatives thereof. An “unmodified derivative” means any substance that Licensee may create using the constructs supplied hereunder, which substance constitutes an important unmodified functional subunit or expression product of the originally supplied material.

1.6 The term “Licensed Technology” shall mean the Patent Rights and the Biological Materials.

1.7 The term “Field of Use” shall mean [ * ] covered by the Patent Rights. Field of Use includes [ * ] but specifically excludes both the right to make, use or sell any [ * ] and the right to use Patent Rights [ * ].

1.8 The term “Licensed Product” shall mean any [ * ] which is directly or indirectly developed using any methods or materials covered by the Licensed Technology.

1.9 The term “Licensed Service” shall mean any service provided by Licensee to a Collaborator, Customer, or other third party which uses a Licensed Product or any methods or materials covered by the Licensed Technology or made, either directly or indirectly, using the Licensed Technology.

1.10 The term “Net Sales” shall mean the gross sales price actually charged by LICENSEE to any third party, in the sale of a Licensed Product or Licensed Service less:

(a) shipping, storage, packing and insurance expenses, each as actually paid or allowed;

(b) distributor discounts;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

(c) amounts repaid or credited by reason of rejections, defects or returns or because of retroactive price reductions; and

(d) sales and other excise taxes, use taxes, tariffs, export license fees and duties actually paid or allowed.

2.	GRANT OF LICENSE

SALK grants to LICENSEE and its Affiliates and LICENSEE and its Affiliates accepts from SALK, on the terms and conditions specified, the following:

(a) a worldwide, non-exclusive, non-transferable license in and to the Licensed Technology to make, have made, use, import, sell, and offer for sale Licensed Products and Licensed Services in the Field of Use.

(b) LICENSEE does not have the right to grant any sublicenses under the limited license Granted under this Agreement.

3.	ROYALTIES AND FEES

3.1 LICENSEE shall pay to SALK, within thirty (30) days after the execution and delivery of this Agreement, a non-refundable license and rights issue fee of [ * ] United States Dollars (U.S. $[ * ])]. The issue fee is non-creditable and not an advance against royalties.

3.2 LICENSEE shall pay to SALK an annual license maintenance fee of [ * ] United States Dollars (U.S. $[ * ]), payable beginning on the one year anniversary of the Effective Date and continuing every anniversary of the Effective Date during the life of one or more of the Patent Rights.

3.3 LICENSEE shall pay to SALK a [ * ] percent ([ * ]%) royalty on Net Sales of Licensed Products and Licensed Services sold or provided to any third party by [ * ]. Notwithstanding the foregoing, LICENSEE shall have no obligation to pay to SALK any amounts it receives from [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

3.4 No royalty payment shall be altered by any tax on royalties which may be imposed on, applied to or withheld from the payment. LICENSEE shall be responsible for the satisfaction of the taxes so that the payments to SALK are not reduced thereby.

4.	REPORTING AND ACCOUNTING

4.1 LICENSEE agrees to keep for a period of three (3) years after the expiration or termination of this Agreement proper records and books of account in accordance with good accounting practices, showing the sales upon which the royalty payments of LICENSEE are based, and all other information necessary for the accurate determination of payments. LICENSEE agrees to deliver to SALK, within thirty (30) days after each calendar quarter, a report showing the information on which the payments were calculated, including a breakdown of income from sales of each Licensed Product and Licensed Service, which report shall be accompanied by any royalty due under Section 3.3.

4.2 LICENSEE agrees to make a written report to SALK within sixty (60) days after the termination date of this Agreement, reporting all royalty income payable which was not previously reported to SALK.

4.3 All royalty payments by LICENSEE to SALK shall be payable in United States currency in San Diego, California.

4.4 On reasonable written notice, Salk, at its own expense, shall have the right to have an independent certified public accountant, satisfactory to Licensee, inspect and audit the books and records of Licensee and its Affiliates during usual business hours for the sole purpose of, and only to the extent necessary for, determining the correctness of payments due under this Agreement. Such examination with respect to any fiscal year shall not take place later than three (3) years following the expiration of such period. Such examination shall not be conducted more often than once a year. The expense of any such audit shall be borne by Salk; provided, however, that, if the audit discloses an error in excess of five percent (5%) in favor of Licensee, then Licensee shall pay, in addition to the amount of any underpayment, the cost to Salk of the audit.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

5.	BIOLOGICAL MATERIALS

5.1 Upon execution of this Agreement, Salk or its designee shall make available to Licensee reasonable quantities of Biological Materials described in Schedule B. Thereafter, Licensee may only request and obtain from Salk additional quantities of said Biological Materials that Salk has in its possession and does not need for its own research or to meet other contractual obligations, at no charge other than a reasonable charge by Salk for handling and shipping. If Salk is unable to supply any of the Biological Materials to Licensee for use hereunder, Licensee shall be free to produce such Biological Materials itself, or to purchase such Biological Materials from a source authorized by Salk.

5.2 Title to said Biological Materials received by Licensee shall remain in Salk. Licensee shall have only the right to use said Biological Materials in accordance with the grant of rights under Article 2 hereof, and shall not use said Biological Materials for any other purpose. The Biological Materials shall not be used in humans, including for purposes of therapy or diagnostic testing. In no event shall Licensee permit said Biological Materials or any sample thereof to be distributed or delivered to any person whatsoever, other than to its own employees and those of its Affiliates and Collaborators to be used as permitted herein. Requests for the Biological Materials from other research investigators or others are to be referred to Salk.

5.3 Licensee acknowledges that said Biological Materials are experimental in nature and may have unknown characteristics. Licensee therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation, disposition and containment of said Biological Materials and all products derived therefrom. If Salk possesses Material Safety Data Sheets for any Biological Materials it will provide Licensee with copies thereof.

5.4 Licensee shall comply with all applicable Governmental laws and regulations, and with all published Governmental guidelines, pertaining to the use, handling, storage, transportation, disposition and containment of said Biological Materials and all products derived therefrom.

6.	OWNERSHIP OF INTELLECTUAL PROPERTY.

Licensee (for itself and its Affiliates) acknowledges and agrees that Salk is and shall remain (as to Licensee) the sole owner of the Patent Rights, subject to Salk’s obligations to the U.S. Government as a result of funding of research leading to the Patent Rights, and that Licensee (including its Affiliates) has no rights in or to the Patent Rights other than the rights specifically granted herein.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

7.	MAINTENANCE OF PATENT RIGHTS.

7.1 Maintenance of Patent Rights. Salk shall have full control over maintenance of the patents contained in the Patent Rights.

7.2 Third Party Infringement Claims. In the event either party becomes aware that any Licensed Product becomes the subject of a claim for patent or other proprietary right infringement anywhere in the world by virtue of the incorporation of the Patents Rights therein, the party who becomes aware of such infringement shall promptly give notice to the other and the parties shall meet to consider the claim and the appropriate course of action.

8.	TAXES

Licensee shall be liable for any and all taxes which may be levied by a proper taxing, authority on account of any payments accruing to Salk under this Agreement. Such taxes may not be deducted from payments to be paid to Salk hereunder. Licensee acknowledges that Salk is a not-for-profit corporation and thus does not qualify under U.S. tax laws to obtain a tax credit for any such taxes paid by Licensee.

9.	DISCLAIMERS.

9.1 Warranty Disclaimer. Nothing in this Agreement is or shall be construed as:

(a) a warranty or representation by Salk as to the validity or scope of any Patent Rights;

(b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights and other rights of third parties;

(c) an obligation to bring or prosecute actions or suits against third parties for infringement, except to the extent and in the circumstances described in Article 7; or

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(d) a grant by implication, estoppel, or otherwise of any licenses under patent applications or patents of Salk or other persons other than as provided in Article 2 hereof.

9.2 No Warranty. EXCEPT AS SET FORTH EXPRESSLY HEREIN, SALK MAKES NO REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SALK WARRANTS ONLY THAT IT HAS THE RIGHT AND POWER TO GRANT THIS LICENSE.

10.	INDEMNIFICATION.

Licensee hereby indemnifies, holds harmless and agrees to defend Salk, its trustees, officers, employees and agents (the “Salk Indemnitees”) against any and all liability or damages with respect to any claims, suits, demands, judgments or causes of action (“Claims”) arising out of (a) the use of Patent Rights, by Licensee, its Affiliates, agents or representatives; and/or (b) any representation, warranty or statement by Licensee, its Affiliates, agents or representatives concerning the Patent Rights or concerning Salk under this Agreement. In the event any such Claims are made, Licensee shall defend Salk Indemnitees, as applicable, at Licensee’s sole expense by counsel selected by Licensee.

11.	TERM.

Unless this Agreement is terminated at an earlier date according to Section 12, this Agreement and the right and license granted hereunder and the obligation to pay royalties shall continue for each year during the life of the last to expire of the Patent Rights.

12.	TERMINATION.

12.1 If LICENSEE defaults or otherwise commits a material breach under this Agreement, SALK may terminate this Agreement by sixty (60) days written notice to LICENSEE. The termination will become effective at the end of sixty (60) days unless LICENSEE cures the defect or default during the period.

12.2 LICENSEE may terminate this Agreement at any time upon sixty (60) days written notice to SALK.

12.3 On termination of this Agreement for any reason, all rights granted hereunder by SALK shall revert to SALK for the benefit of SALK.

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12.4 If this Agreement terminates, LICENSEE shall not be relieved of any duty and obligation to pay royalties which may have accrued prior to the effective date of such termination and SALK shall not be relieved of any duty and obligation which may have accrued prior to the effective date of such termination.

12.5 The provisions of Section 4 (Reporting and Accounting) and the provisions of Sections 9 and 10 concerning disclaimer of warranties and indemnification shall survive the termination of this Agreement.

13.	CONFIDENTIAL INFORMATION.

All Confidential Information (as defined below) communicated by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) hereunder, including without limitation, information contained in patent applications shall be received in strict confidence by the Receiving Party and used only for the purposes authorized under this Agreement and not disclosed by the Receiving Party except to its agents, employees or consultants, and in the case of Licensee, also its Affiliates and Collaborators which agree to be bound to the terms of this Article 13, without the prior written consent of the Disclosing Party; unless such information (i) was publicly known or available at the time of disclosure, (ii) later became publicly known or available through no act or omission of the Receiving Party, its employees, agents, successors, or assigns, (iii) was lawfully disclosed to the Receiving Party by a third party having the right to disclose it, (iv) was already known by the Receiving Party at the time of disclosure and recipient can so demonstrate by competent written proof; (v) was independently developed by the Receiving Party without use of Confidential Information of the Disclosing Party; or (vi) is required to be disclosed pursuant to applicable law, provided that the Receiving Party shall first give notice to the Disclosing Party of such disclosure and shall have made a reasonable effort to maintain the confidentiality of such information. It is not anticipated that Salk will receive any Confidential Information from Licensee. Should Salk receive any such Confidential Information, however, Salk shall use reasonable efforts to make its scientific personnel aware of the provisions of this Section 13, but shall not have any liability arising from the breach of any such provisions by its scientific personnel.

14.	CHOICE OF LAW; DISPUTE RESOLUTION.

14.1 Governing Law. This Agreement is made in accordance with and shall be governed and construed in accordance with the laws of the State of California, as applied to contracts executed and performed entirely within the State of California, without regard to conflicts of laws rules.

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14.2 Disputes. If a dispute arises between the parties relating to the interpretation or performance of this Agreement or the grounds for the termination thereof, the parties agree to hold a meeting, within forty-five (45) days after such meeting is requested in writing by either party, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies.

15.	PUBLICITY.

Licensee shall have no right to publicize this Agreement or its relationship with Salk without Salk’s prior written approval, except as provided in this Section 15 or as may be required to comply with federal or state laws and regulations. Salk agrees that Licensee may make known in promotional and technical literature that the Patent Rights were licensed from Salk; provided, however, that such use shall not state or imply that Salk has any relationship with Licensee other than as licensor.

16.	ADDRESSES.

The payments to be made hereunder to Salk shall be made by wiring the required amount to Salk’s bank in accordance with Salk’s instructions or by mailing, or sending by commercial courier, checks for the required amount to Salk’s address. Notices provided for herein shall effectively be given by mailing the same by certified or registered mail or by contracting for delivery by commercial courier, in each case properly addressed with charges prepaid. For the purposes of making payments and giving notices, the addresses of the parties hereto are as follows:

The Salk Institute for Biological Studies

10010 North Torrey Pines Road

La Jolla, CA 92037

Attn: Licensing Administrator, Intellectual Property and Technology Transfer Dept.

Exelixis Pharmaceuticals, Inc.

260 Littlefield Ave.

South San Francisco, A 94080

Attn: Dr. Lynne Zydowsky

or to such subsequent addresses as either party may furnish the other by giving notice thereof as provided in this Article 16.

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17.	MISCELLANEOUS.

17.1 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party (such consent not to be unreasonably withheld or delayed); provided, however, that either party may freely assign this Agreement and its rights and obligations hereunder to any person or entity that acquires all or substantially all of such party’s business or assets. This Agreement shall be binding, upon and inure to the benefit of Salk, Licensee and their respective assigns and successors in interest.

17.2 Headings. The headings used in this Agreement are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

17.3 Amendment. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

17.4 Force Majeure. Any delays in performance by any party under this Agreement (other than payment of monies due) shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including but not limited to, acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage. The party suffering such occurrence shall immediately notify the other party and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.

17.5 Independent Contractors. In making and performing this Agreement, Salk and Licensee act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Salk and Licensee. At no time shall one party have any power or authority to make commitments or incur any charges or expenses for or in the name of the other party.

17.6 Waiver. None of the terms, covenants, and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

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17.7 Severability. If any term, condition or provision of this Agreement is held to be unenforceable for any reason, it shall, if possible, be interpreted rather than voided, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other terms, conditions and provisions of this Agreement shall be deemed valid and enforceable to full extent.

17.8 Entire Agreement. This Agreement [ * ], comprise the entire agreement and understanding between the parties with respect to the subject matter hereof, and merges all prior discussions, representations and negotiations with respect to the subject matter.

17.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers or representatives.

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

/s/ Thomas E. Jurgensen
Thomas E. Jurgensen Vice President Intellectual Property and Technology Transfer

EXELIXIS PHARMACEUTICALS, INC.

/s/ George Scangos

By:	George Scangos
Title:	President & CEO

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SCHEDULE A

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

[ * ]

U.S. PATENTS

[ * ]

U.S. PATENT APPLICATIONS

[ * ]

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SCHEDULE B

BIOLOGICAL MATERIALS

[ * ]

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Annex VII.5

Shareholders’ Agreement

{Note: The Shareholders’ Agreement attached to the executed version of this Exhibit 2.3 is being filed by Exelixis, Inc. as Exhibit 10.54 to the Form 10-K for the year ended December 31, 2007.}

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